F U N D P R O F I L E

Fidelity® Cash Reserves Fund

April 16, 2008

This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling Fidelity at 1-800-544-8544 or visiting Fidelity's web site at www.fidelity.com.

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82 Devonshire Street, Boston, MA 02109

1.797161.111 CAS-prof-0408

Investment Summary

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Additional information is available in the fund's annual and semi-annual reports to shareholders. You may obtain a free copy of the fund's annual or semi-annual report by calling 1-800-544-8544.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Cash Reserves
Calendar Years	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
	5.29%	4.99%	6.19%	4.09%	1.62%	0.90%	1.06%	2.93%	4.75%	5.06%

During the periods shown in the chart for Cash Reserves:	Returns	Quarter ended
Highest Quarter Return	1.58%	September 30, 2000
Lowest Quarter Return	0.19%	June 30, 2004

Average Annual Returns

For the periods ended March 31, 2008	Past 1 year	Past 5 years	Past 10 years
Cash Reserves	 4.79%	 3.07%	 3.64%

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Wire Redemption Fee	$5.00

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

Annual operating expenses (paid from fund assets)

Management fee 	0.23%
Distribution and/or Service (12b-1) fees	None
Other expenses 	0.20%
Total annual fund operating expenses	0.43%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 44
3 years	$ 138
5 years	$ 241
10 years	$ 542

Fund Management

Fidelity Management and Research Company (FMR) is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund. FIMM is an affiliate of FMR.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Buying Shares

The fund's shares are sold without a sales charge.

You may buy shares of the fund after reading this profile or you may request a prospectus to review before investing. If you buy shares after reviewing this profile, Fidelity will send you a prospectus with your confirmation.

The minimum initial purchase amount is $2,500 ($500 for Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), the minimum subsequent purchase amount is $250, and the minimum balance amount is $2,000 ($500 for Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts).

If you buy through an investment professional or through a retirement account, certain account features and policies may differ.

The fund is designed to offer investors a liquid cash option and accommodates frequent trading. The fund reserves the right to impose restrictions on purchase or exchange transactions at any time.

Selling Shares

You may sell all or a portion of your shares on any business day by phone, by mail, by wire, or over the Internet through Fidelity's web site. You may also sell shares by exchange to another Fidelity fund. Both accounts must have the same registration, including name, address, and taxpayer identification number (TIN). A signature guarantee may be required in certain circumstances.

Distributions and Taxes

Distributions you receive from the fund consist primarily of dividends. The fund normally declares dividends daily and pays them monthly.

You may elect to have your dividends and/or capital gain distributions, if any, automatically reinvested in additional shares of the fund, paid in cash, or automatically invested in shares of another identically registered Fidelity fund. If you do not indicate a choice on your application, your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund.

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

Summary of Available Services

Fidelity provides a number of services to its shareholders. Among them are:

  24 hour telephone assistance, 1-800-544-6666;
  TDD - Service for the Deaf and Hearing-Impaired
  (9:00 a.m. - 9:00 p.m. Eastern time), 1-800-544-0118;
  Fidelity's web site, www.fidelity.com;
  Fidelity Automated Service Telephone (FAST®), 1-800-544-5555;
  Walk-in Investor Centers nationwide;
  Exchange privileges among Fidelity funds;
  Regular investment and withdrawal plans; and
  Checkwriting.

New Account Information

Important Information About Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for your name, address, taxpayer identification number (TIN), and date of birth, as applicable, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as a driver's license.

Fidelity, Fidelity Investments & (Pyramid) Design, and FAST are registered trademarks of FMR LLC.